Semiannual Report

                 SUMMIT
                 INCOME
                 FUNDS
                 --------------
                 APRIL 30, 2001
                 --------------


[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Summit Income Funds

 .   Weak economic data prompted four interest rate cuts by the Federal Reserve during the six-month period.

 .   Sharply lower short-term rates reduced available yields on the Summit Cash
    Reserves Fund.

 .   A portfolio strategy that anticipated a falling rate environment helped the
    GNMA Fund post strong returns.

 .   Our forward strategy reflects our expectations that the economy will remain troubled and that rates will continue to fall.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW  SHAREHOLDERS

A struggling economy and stock market set the stage for steep interest rate cuts during the last six months. This backdrop proved very beneficial to many types of bond funds, whose prices ordinarily benefit from falling rates, but proved more challenging to money market funds, which were required to reinvest assets in successively lower-yielding securities.

MARKET ENVIRONMENT

Fixed-income investors were focused squarely on the Federal Reserve during the six months ended April 30, 2001, as the Fed kept a close eye on the economy. Citing what it saw as an increase in recessionary pressures, the Fed engaged in an aggressive campaign to ease monetary policy with four cuts in the federal funds target rate. At April 30, the target stood at 4.5%, down from a high of 6.5% in 2000, with additional cuts expected (indeed, another half-point reduction was announced May 15). These cuts boosted prices in the bond market and helped alleviate downward pressure on stocks, although most stock indexes produced negative results.

The Fed's actions contributed to falling yields across the bond-market spectrum. However, the effect was more pronounced among short- and intermediate-term securities than among longer issues. For example, 90-day Treasury bill yields fell almost 2.5 percentage points during the period, while current-coupon GNMA yields (which are reflective of 10-year Treasury yields) fell only a little more than half a percent.

This widening of the yield curve helped ease pressure on mortgage-backed securities. Deep drops in rates trigger refinancing, as homeowners cash in their current mortgages for new

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                        Current          5-Year             90-Day
                      Coupon GNMA     Treasury Note     Treasury Bill

4/30/00                     8              6.42              5.78
                            8              6.65              5.92
                         7.77              6.25              5.84
   7-00                   7.8              6.16               6.2
                         7.56              6.02              6.31
                         7.47               5.9              6.21
  10-00                  7.43              5.73              6.36
                         7.19              5.52              6.26
                         6.87              4.98              5.84
   1-01                  6.55              4.77              4.99
                         6.53              4.65              4.85
                         6.51              4.56              4.28
4/30/01                  6.75              4.88              3.88
ones with lower rates, and significant refinancing activity can be harmful to the mortgage-backed market. Indeed, rate levels bottomed in February and March and, for a time, prepayments picked up. In April, however, long Treasuries retrenched and their rates started moving higher, even as short rates continued to fall. This served to reduce prepayment activity and helped mortgages post a respectable gain for the period.

On the other hand, the steep downdraft in short-term rates proved challenging to money-market investors, whose total return derives exclusively from income. In general, the falling rate environment produced lower returns than was the case in the previous six-month period.

SUMMIT CASH RESERVES FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 4/30/01                  6 Months   12 Months
--------------------------------------------------------------------------------
Cash Reserves Fund                       2.86%      6.09%
--------------------------------------------------------------------------------
Lipper Money Market Funds
Average                                  2.60       5.60
--------------------------------------------------------------------------------

Falling interest rates clearly affected your fund's six-month results. After a year of exceptionally strong returns, the fund produced a more modest 2.86% gain since October, with a nominal decline in dividends per share. Nonetheless, this result exceeded that of the Lipper peer group average by a notable margin and contributed to a 12-month return in excess of 6% - also well ahead of the benchmark. Low expenses, compared with most competitors, have allowed this fund's dividend yield to stay well ahead of its peers.

A somewhat bullish posture on interest rates also aided results. We extended the weighted average maturity to 74 days at April 30 from 61 at the beginning of the period. Holding slightly longer securities is beneficial when rates are falling because it slows the pace of reinvesting the proceeds of matured securities. For most of the past six months, the maturity of the portfolio was 15 to 20 days longer than the average money market fund. Surprisingly, during this period of monetary ease the maturity of the average money market fund remained around 57 days.

To maintain our longer maturity, we increased exposure to bank certificates of deposit (CDs) from 25% to 44% of assets. This was necessary because of a sharp contraction in the supply of commercial paper, especially among non-financial issuers, and because commercial paper in general tends to have shorter maturities. The CDs were issued from high-quality foreign and domestic banks.

SUMMIT GNMA FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 4/30/01             6 Months     12 Months
--------------------------------------------------------------------------------
GNMA Fund                           5.90%        12.00%
--------------------------------------------------------------------------------
Salomon Smith Barney
GNMA Index                          5.79         12.29
--------------------------------------------------------------------------------
Lipper GNMA Funds Average           5.46         11.28
--------------------------------------------------------------------------------

Your fund produced a solid 5.9% return for the six months - an attractive result at a time when the majority of equity markets were posting declines. This advance exceeded the gains for both the Salomon Smith Barney GNMA Index and the Lipper average. Returns for the 12-month period were also very strong at 12% and were in keeping with the results of these benchmarks. Dividends per share declined modestly, but low fund expenses helped maintain dividends despite the decline in interest rates.

Anticipating lower interest rates, we undertook a series of measures to improve the performance of the portfolio in a lower rate environment. For example, we consistently kept fund duration 5% to 10% longer than the peer group's average. (Duration is a measure of sensitivity to changes in interest rates in which higher, or "longer," numbers represent more sensitivity.) The prepayments that accompany falling rates typically shorten overall duration of a mortgage-backed portfolio, which eats away at return potential. Fund duration did fall during the period, from 4.3 years to 3.8 years, but less than our benchmark average did.

We also structured the portfolio to weather the prepayment risk in a lower rate environment. We sold securities that carried significant prepayment risk and replaced them with bonds that we felt would more fully participate in an interest rate rally. This was done at the cost of some current yield, but the strategy paid off as the bonds we bought offered more principal gains.

OUTLOOK

Economic data so far in 2001 suggest that investors should be prepared for the current atmosphere of uncertainty to continue. If weakness persists, as we expect, the Fed is likely to sustain its program of easing monetary policy until it sees desirable results. However, after the May 15 rate cut, it is not clear whether the Fed might be easing rates a little more or a lot. In the Cash Reserves portfolio, we plan to respond to this environment by maintaining a relatively long weighted average maturity and high credit quality.

We believe the GNMA portfolio is positioned to perform well if rates move lower. We will also seek opportunities to take advantage of higher-yielding securities in the coming months, because we believe that investors will favor bonds that provide extra yield as interest rates bottom out.

Respectfully submitted,

/s/ Edward A. Wiese

Edward A. Wiese
President

May 24, 2001


Edward A. Wiese acts as President for the funds and is also the chairman of the Summit Cash Reserves Fund's Investment Advisory Committee. Connice A. Bavely is chairman of the Investment Advisory Committee for the Summit GNMA Fund. The chairman of a fund's committee has day-to-day responsibility for management and works with the committee in developing and executing the fund's investment program.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------



PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


KEY STATISTICS
                                                      10/31/00         4/30/01
Summit Cash Reserves Fund
--------------------------------------------------------------------------------
Price Per Share                                         $1.00           $1.00

Dividends Per Share
   For 6 months                                         0.031           0.028
   For 12 months                                        0.059           0.059

Dividend Yield (7-Day Compound) *                        6.46%           4.90%

Weighted Average Maturity (days)                           61              74

Weighted Average Quality **                           First Tier      First Tier

Summit GNMA Fund
--------------------------------------------------------------------------------
Price Per Share                                         $9.41           $9.66

Dividends Per Share
   For 6 months                                          0.31            0.30
   For 12 months                                         0.62            0.61

30-Dividend Yield *                                      6.63%           5.99%

30-Day Standardized Yield                                6.69            6.01

Weighted Average Maturity (years)                         8.1             5.8

Weighted Average Effective Duration (years)               4.3             3.8

Weighted Average Quality ***                              AAA             AAA

* Dividends earned for the last 30 days of each period (7 days for the money fund) are annualized and divided by the fund's net asset value per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                         10/31/00      4/30/01
Summit Cash Reserves Fund
--------------------------------------------------------------------------------
Certificates of Deposit                                     25%          44%
   Domestic Negotiable CDs                                   2            4
   Eurodollar Negotiable CDs                                10           18
   U.S. Dollar Denominated Foreign Negotiable CDs           13           22
Commercial Paper and Medium-Term Notes                      75           52
   Asset-Backed                                             33           15
   Banking                                                  18           12
   Auto and Related                                          2            4
   Insurance                                                 2            3
   Investment Dealers                                        1            3
   All Other                                                19           15
Funding Agreements                                           2            3
Other Assets Less Liabilities                              - 2            1
--------------------------------------------------------------------------------
Total                                                      100%         100%

Fixed Rate Obligations                                      88           86
Floating Rate Instruments                                   12           14

Summit GNMA Fund
--------------------------------------------------------------------------------
GNMA Pass-Throughs                                          81%          69%
Conventional Pass-Throughs                                   7           11
CMOs                                                         9           10
Non-Agency Mortgages                                         2            4
Project Loans                                                2            2
Reserves*                                                  - 1            2
Asset-Backed Securities                                     --            1
U.S. Treasury Securities                                    --            1
--------------------------------------------------------------------------------
Total                                                      100%         100%

*Includes short-term obligations and other assets less liabilities.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Lipper Money
               Market Funds Average         Summit Cash Reserves Fund

10/29/93              25,000                         25,000
    4-94              25,335                         25,372
    4-95              26,491                         26,617
    4-96              27,873                         28,088
    4-97              29,226                         29,538
    4-98              30,711                         31,133
    4-99              32,173                         32,731
    4-00              33,765                         34,452
    4-01              35,708                         36,550


SUMMIT GNMA FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Salomon Smith       Lipper GNMA       Summit
                Barney GNMA Index    Funds Average    GNMA Fund

10/29/93              25,000             25,000         25,000
    4-94              24,463             24,243         24,629
    4-95              26,496             25,937         26,425
    4-96              28,840             28,028         28,502
    4-97              31,166             29,980         30,474
    4-98              34,237             32,908         33,722
    4-99              36,358             34,676         35,594
    4-00              37,208             35,076         35,950
    4-01              41,781             39,090         40,265

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                              Since   Inception
Periods Ended 4/30/01        1 Year   3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------
Summit Cash Reserves Fund     6.09%     5.49%     5.41%       5.19%    10/29/93
Summit GNMA Fund             12.00      6.09      7.15        6.56     10/29/93

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                 6 Months        Year
                                    Ended       Ended
                                  4/30/01    10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
NET ASSET VALUE
Beginning of period             $   1.000   $   1.000  $   1.000  $   1.000  $   1.000  $   1.000
Investment activities
     Net investment
     income (loss)                  0.028       0.059      0.048      0.052      0.052      0.051
Distributions
     Net investment income         (0.028)     (0.059)    (0.048)    (0.052)    (0.052)    (0.051)
NET ASSET VALUE
End of period                   $   1.000   $   1.000  $   1.000  $   1.000  $   1.000  $   1.000
                               ---------------------------------------------------------------------


Ratios/Supplemental Data
Total return*                       2.86%       6.02%      4.87%      5.35%      5.33%      5.23%
Ratio of total expenses to
average net assets                  0.45%+      0.45%      0.45%      0.45%      0.45%      0.45%
Ratio of net investment
income (loss) to average
net assets                          5.68%+      5.85%      4.78%      5.24%      5.18%      5.09%
Net assets, end of period
(in millions)                   $   2,756   $   2,544  $   2,441  $   1,885  $   1,303  $     742


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
Unaudited



FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                6 Months        Year
                                   Ended       Ended
                                 4/30/01    10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
NET ASSET VALUE
Beginning of period             $   9.41    $   9.39   $   9.87   $   9.83   $   9.65   $   9.81
Investment activities
   Net investment
   income (loss)                    0.30        0.62       0.61       0.64       0.67       0.67
   Net realized and
   unrealized gain (loss)           0.25        0.02      (0.48)      0.04       0.18      (0.16)
   Total from
   investment activities            0.55        0.64       0.13       0.68       0.85       0.51
Distributions
   Net investment income           (0.30)      (0.62)     (0.61)     (0.64)     (0.64)     (0.62)
   Tax return of capital              --          --         --         --      (0.03)     (0.05)
   Total distributions             (0.30)      (0.62)     (0.61)     (0.64)     (0.67)     (0.67)
NET ASSET VALUE
End of period                   $   9.66    $   9.41   $   9.39   $   9.87   $   9.83   $   9.65
                               --------------------------------------------------------------------


Ratios/Supplemental Data
Total return*                      5.90%       7.16%      1.39%      7.10%      9.17%      5.47%
Ratio of total expenses to
average net assets                 0.60%+      0.60%      0.60%      0.60%      0.60%      0.60%
Ratio of net investment
income (loss) to average
net assets                         6.29%+      6.71%      6.41%      6.47%      6.91%      6.99%
Portfolio turnover rate            94.7%+      72.7%      89.9%      83.8%     111.8%     136.1%
Net assets, end of period
(in thousands)                  $ 76,287    $ 62,885   $ 63,843   $ 46,571   $ 29,530   $ 24,718


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001


-----------------------
STATEMENT OF NET ASSETS                                     Par            Value
--------------------------------------------------------------------------------
                                                               In thousands

CERTIFICATES OF DEPOSIT 43.4%
Abbey National Treasury Services (London)
   7.33%, 5/16/01                               $        22,000  $        22,000
Banco Santander, 4.63%, 9/20/01                          35,000           35,009
Bank Brussels Lambert, 4.54%, 9/26/01                    10,000            9,999
Bank Austria
   4.71%, 7/16/01                                         3,000            2,999
   5.45%, 7/9/01                                         19,000           19,005
Barclays Bank (London)
   4.63%, 9/28/01                                        24,000           24,002
   5.28%, 1/9/02                                         30,000           30,012
Bayerische Landesbank Girozentrale
   4.53%, 9/26/01                                        15,000           14,998
   5.00%, 2/5/02                                         25,000           25,000
   5.16%, 2/19/02                                        15,000           14,993
   6.63%, 5/8/01                                          1,000            1,000
BNP Paribas, 4.57%, 10/5/01                              40,000           40,002
Canadian Imperial Bank of Commerce
   5.34%, 7/11/01                                        50,000           50,001
   7.42%, 6/4/01                                          8,500            8,517
Credit Agricole Indosuez (London)
   4.56%, 9/26/01                                         5,000            5,000
   5.04%, 5/4/01                                         50,000           50,000
   5.105%, 8/2/01                                        30,000           30,000
   7.17%, 6/15/01                                         2,000            2,001
Deutsche Bank (London)
   4.57%, 9/27/01                                        10,000           10,000
   5.12%, 2/8/02                                         20,000           20,003
Dexia Bank Belgium
   4.78%, 6/20/01                                        30,000           30,000
   5.01%, 6/4/01                                         50,000           50,001
Dresdner Bank
   5.07%, 2/6/02                                         11,000           11,000
   7.15%, 6/15/01                                        50,000           50,116
Halifax, 5.01%, 6/11/01                                   5,000            5,000

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------


                                                              Par          Value
--------------------------------------------------------------------------------
                                                                In thousands
Landesbank Hessen-Thuringen Girozentrale
   5.94%, 7/5/01                                   $       45,000   $     45,049
   6.30%, 6/19/01                                          48,000         48,003
Internationale Nederlanden Bank, 4.69%, 7/23/01            25,000         25,003
San Paolo IMI, 5.40%, 1/18/02                              20,000         20,013
Landesbank Baden-Wuerttemberg Girozentrale
   5.29%, 5/8/01                                           13,000         13,001
   6.64%, 5/17/01                                           5,000          5,004
Lloyds Bank
   5.40%, 7/9/01                                           47,000         47,007
   6.09%, 6/29/01                                          27,000         27,000
Marshall & llsley Bank, 6.75%, 12/3/01                     10,000         10,000
Mercantile Safe Deposit & Trust
   5.28%, 1/25/02                                           8,500          8,500
   7.15%, 6/19/01                                          15,000         15,000
Morgan Guaranty, 6.09%, 6/5/01                             25,000         25,000
Natexis Banque, 7.45%, 5/22/01                             40,000         40,000
National Australia Bank, 4.43%, 4/12/02                    25,000         25,002
National City Bank of Indiana, 5.00%, 2/4/02               25,000         25,000
National Westminster Bank, 5.01%, 6/6/01                   20,000         20,000
Norddeutsche Landesbank Girozentrale
   7.30%, 5/11/01                                          10,000         10,000
   7.42%, 6/4/01                                           25,000         25,000
Rabobank, 6.825%, 8/28/01                                   3,000          3,002
Rabobank (London), 6.34%, 6/8/01                           50,000         50,000
Royal Bank of Canada, 6.01%, 9/11/01                       35,000         35,001
Svenska Handelsbanken, 5.00%, 2/7/02                       20,000         20,066
Toronto Dominion, 6.36%, 6/11/01                           40,000         40,000
UBS, 6.01%, 9/4/01                                         35,000         35,001
Westpac Banking, 4.625%, 4/19/02                           20,000         20,001
                                                                    ------------
Total Certificates of Deposit (Cost $1,197,311)                        1,197,311
                                                                    ------------

COMMERCIAL PAPER 39.0%

Alliance & Leicester, 4(2)
   4.75%, 6/15/01                                          16,500         16,402
   5.01%, 5/21/01                                           3,000          2,992
Alpine Securitization, 4(2), 5.00%, 5/11/01                20,000         19,972

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------


                                                              Par          Value
--------------------------------------------------------------------------------
                                                                In thousands
AON, 5.05%, 5/10/01                                   $    20,000    $    19,975
Asset Portfolio Funding, 4(2), 5.00%, 5/11/01              84,174         84,057
Asset Securitization Cooperative, 4(2), 5.04%, 5/4/01      50,000         49,979
AT&T, VR, 4(2), 4.78%, 7/13/01                             10,000         10,000
Banque Nationale de Paris (Canada), 5.00%, 6/6/01           1,000            995
BBL North America Finance, 4(2), 5.02%, 5/4/01              5,000          4,998
Beta Finance, 4(2), 4.32%, 6/29/01                          4,000          3,972
BMW U.S. Capital, 4.50%, 5/7/01                             6,000          5,995
Boeing Capital, 4(2), 4.50%, 5/4/01                        16,108         16,102
Canadian Wheat Board, 5.12%, 5/22/01                        4,000          3,988
CBA (Delaware) Finance, 5.00%, 5/14/01                     50,000         49,910
Ciesco L.P., 4.26%, 6/22/01                                10,150         10,088
Citibank Credit Card Issuance Trust, 4(2), 4.50%, 5/18/01  49,200         49,095
Credit Suisse First Boston, Inc., 4(2), 5.27%, 6/11/01     11,000         10,934
Delaware Funding, 4(2), 5.02%, 5/17/01                      3,953          3,944
Dorada Finance
   4.79%, 6/18/01                                           9,500          9,439
   4(2), 5.20%, 7/19/01                                     7,500          7,415
Dover, 4(2)
   4.50%, 5/10/01                                           1,879          1,877
   4.72%, 5/1/01                                            6,593          6,593
Dresdner U.S. Finance, 4.50%, 5/17/01                       1,960          1,956
Falcon Asset Securitization, 4(2)
   4.50%, 5/9/01                                           25,000         24,975
   4.77%, 6/14/01                                          30,273         30,096
   5.00%, 5/16/01                                          50,000         49,896
Fortis Funding, 4(2), 4.35%, 10/3/01                        5,000          4,906
Gannett, 4(2), 4.50%, 5/11/01                               3,133          3,129
Halifax
   4.53%, 9/4/01                                            6,579          6,475
   5.16%, 5/30/01                                          19,100         19,020
KFW International, 4.40%, 9/20/01                          10,000          9,826
Kitty Hawk Funding, 4(2), 4.55%, 9/20/01                   25,000         24,551
National Rural Utilities Cooperative Finance
   4.70%, 8/24/01                                             200            197
   6.38%, 6/11/01                                           4,000          3,971
Nationwide Life Insurance, 4.75%, 6/18/01                  20,000         19,873
Nestle Australia, 4.55%, 5/2/01                             9,458          9,457

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------


                                                               Par         Value
--------------------------------------------------------------------------------
                                                                In thousands
Panasonic Finance, 4(2), 4.55%, 5/9/01                 $    17,000   $    16,983
Park Avenue Receivables, 4(2)
     4.58%, 5/4/01                                           2,021         2,020
     5.00%, 5/4/01                                          43,138        43,120
Preferred Receivables Funding, 4(2), 4.50%, 5/9/01          50,000        49,950
Sand Dollar Funding, 4(2)
     4.70%, 5/1/01                                          30,002        30,002
     5.00%, 5/16/01                                         17,000        16,965
Societe Generale North America, 5.18%, 7/10/01              39,000        38,607
Sysco, 4(2), 4.49%, 5/3/01                                   1,000         1,000
Telstra, 4(2)
     4.50%, 5/8/01                                           5,000         4,996
     5.12%, 5/8/01                                           5,000         4,995
Three Rivers Funding, 4(2)
     4.47%, 5/10/01                                         10,012        10,001
     4.50%, 5/10/01                                          2,274         2,271
Toyota Motor Credit, 4(2), 4.28%, 6/15/01                   15,000        14,920
Tulip Funding, 4(2)
     4.50%, 5/18/01                                         22,000        21,953
     4.72%, 6/29/01                                         28,887        28,664
     5.00%, 5/14/01                                         30,000        29,946
UBS Finance, 5.02%, 5/16/01                                  1,100         1,098
Unilever Capital, 4(2), 5.11%, 6/7/01                       15,000        15,000
Verizon Global Funding, VR, 4(2), 5.064%, 6/15/01           35,000        35,000
Wal Mart, 4(2), 4.50%, 5/11/01                              28,350        28,314
Westdeutsche Landesbank, 4.50%, 4/17/02                     35,000        35,000
Westpac Capital, 4.32%, 10/9/01                             15,000        14,710
ZCM Matched Funding, 4(2), 4.70%, 5/1/01                    31,300        31,300
                                                                     -----------
Total Commercial Paper (Cost  $ 1,073,865)                             1,073,865
                                                                     -----------

MEDIUM-TERM NOTES 13.6%

3M, 6.325%, 12/12/01                                        25,000        25,000
Associates Corp. of N.A., VR, 5.48%, 5/22/01                 5,000         5,005
AT&T Capital, VR, 6.491%, 7/11/01                           10,000        10,110
Bank Boston Corp., VR, 5.47%, 5/24/01                       35,000        35,014
BMW U.S. Capital, VR, 5.41%, 5/15/01                        30,000        30,013

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------


                                                                Par        Value
--------------------------------------------------------------------------------
                                                                 In thousands
Caterpillar Financial Services, VR
     4.90%, 7/18/01                                    $     11,000   $   11,010
     5.15%, 6/11/01                                           5,290        5,293
CIT Group, VR, 5.03%, 6/6/01                                  7,000        7,000
Dorada Finance, VR, (144a), 4.99%, 5/15/01+                  10,000        9,998
European Investment Bank, 4.60%, 3/4/02                       5,100        5,084
Ford Motor Credit
   VR, 4.51%, 7/23/01                                        10,000       10,004
     8.24%, 1/15/02                                             500          509
General Motors Acceptance Corporation, VR
     4.56%, 7/30/01                                          15,000       15,008
     5.21%, 6/11/01                                          10,000       10,009
Goldman Sachs Group, VR, 5.048%, 5/21/01                     10,000       10,000
Household Finance, VR, 5.49%, 5/4/01                         11,000       11,000
Hydro Quebec, 6.38%, 1/15/02                                  5,000        5,047
Key Bank North America, VR, 4.87%, 7/13/01                   10,000       10,002
Lincs Series 2001-1 Trust, (144a), 4.39%, 7/23/01+           16,682       16,682
Merrill Lynch, VR
     5.52%, 5/8/01                                            8,600        8,600
     5.90%, 5/1/01                                            4,675        4,690
Morgan Stanley Dean Witter
   VR, 4.47%, 7/30/01                                         3,000        3,003
   VR, 4.59%, 5/29/01                                        20,000       20,017
     6.50%, 12/31/01                                         10,000       10,081
Paccar Financial, VR, 4.46%, 7/26/01                          9,000        9,012
PNC Bank, VR, 4.63%, 5/24/01                                  6,000        6,005
Prudential Funding, VR, (144a), 5.50%, 5/16/01+              17,000       17,021
Rabobank Optional Redemption Trust
   VR, (144a), 5.02%, 5/17/01                                   482          482
Salomon Smith Barney Holdings, VR, 5.53%, 5/8/01             10,000       10,012
Sigma Finance, VR, (144a), 5.01%, 5/15/01+                   33,000       32,998
Unilever Capital
   VR, (144a), 4.80%, 7/5/01+                                10,000       10,002
        5.11%, 6/7/01                                         5,800        5,803
U.S. Bancorp, VR, 5.20%, 5/8/01                               5,000        5,008
                                                                      ----------
Total Medium-Term Notes (Cost $374,522)                                  374,522
                                                                      ----------

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------



                                                                Par        Value
--------------------------------------------------------------------------------
                                                                 In thousands
   FUNDING AGREEMENTS 3.1%
   Allstate Life Insurance, VR
     5.18%, 5/1/01+                                      $   10,000   $   10,000
     5.60%, 1/2/02+                                          15,000       15,000
   GE Life & Annuity, VR, 5.16%, 6/12/01+                    15,000       15,000
   Peoples Benefit Life Insurance, VR
     5.22%, 5/1 - 9/15/01+                                   20,000       20,000
     5.23%, 5/1/01+                                          10,000       10,000
   Protective Life Insurance, VR, 5.27%, 6/1/01+              5,000        5,000
   Security Life of Denver, 4.51%, 5/30/01                   10,000       10,000
                                                                      ----------
   Total Funding Agreements (Cost $85,000)                                85,000
                                                                      ----------

   Total Investments in Securities
   99.1% of Net Assets (Cost $2,730,698)                              $2,730,698


   Other Assets Less Liabilities                                          24,860
                                                                      ----------

   NET ASSETS                                                         $2,755,558
                                                                      ----------
   Net Assets Consist of:
   Accumulated net realized gain/loss - net of distributions          $      100

   Paid-in-capital applicable to 2,755,457,879 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of
   the Corporation authorized                                          2,755,458
                                                                      ----------

   NET ASSETS                                                         $2,755,558
                                                                      ----------

   NET ASSET VALUE PER SHARE                                          $     1.00
                                                                      ----------



   + Private Placement
  VR Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 3.1% of net assets.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001


-----------------------
STATEMENT OF NET ASSETS                                 Par/Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 91.6%

U.S. Government Guaranteed Obligations 80.0%
Government National Mortgage Assn.
   I
     6.00%, 12/15/08-3/15/16                            $    8,478    $    9,126
     6.50%, 9/15/25 -6/15/29                                12,403        12,325
     7.00%, 4/15/24 - 10/15/29                               9,957        10,084
     7.50%, 9/15/12 - 11/15/30                               6,252         6,419
     8.00%, 4/15/17 - 4/15/30                                2,208         2,301
     8.50%, 6/15/16 - 3/15/27                                1,143         1,197
     9.00%, 8/15/08 - 8/15/21                                  498           533
     9.50%, 6/15/09 - 7/15/20                                  168           178
     10.00%, 12/15/17 - 3/15/26                                848           906
     10.50%, 7/15/15 - 11/15/19                                349           386
     11.00%, 12/15/09 - 12/15/15                                48            53
     11.50%, 7/15/15                                            15            17
     TBA, 6.00%                                              3,812         3,708
   II
     6.50%, 10/20/28 - 11/20/28                              3,378         3,342
     7.00%, 10/20/30                                         1,149         1,159
     8.00%, 5/20 - 6/20/29                                     561           578
     8.50%, 6/20/29                                            120           125
     9.00%, 5/20/22 - 3/20/25                                  112           117
     9.50%, 2/20/17 - 12/20/20                                  91            97
     10.00%, 1/20/14 - 3/20/21                                  86            93
     11.00%, 9/20/17                                             9            10
     TBA, 6.50%                                                550           543
   GPM, I
     9.50%, 7/15/09                                             28            29
     10.00%, 8/15/13                                             2             2
   Principal Only, I, 3/16/28                                  360           280
   Project Loan, I
     6.75%, 2/15/41                                            536           512
     7.37%, 8/15/33                                            393           399
   REMIC
     5.00%, 8/16/28                                            700           649
     6.50%, 10/20/26 - 9/20/28                               1,800         1,800

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------


                                                       Par/Shares          Value
--------------------------------------------------------------------------------
                                                                In thousands
     7.00%, 5/16/24                                   $     3,000    $     3,053
     7.50%, 1/16/27                                         1,000          1,048
                                                                     -----------
                                                                          61,069
                                                                     -----------
U.S. Government Agency Obligations 11.6%
Federal Home Loan Mortgage
     6.50%, 7/1/14                                          2,767          2,794
     6.502%, 11/25/30                                         350            353
     7.00%, 11/1/30                                         1,207          1,218
Federal National Mortgage Assn.
     6.00%, 9/1/13                                          2,890          2,876
     6.50%, 4/1/29                                          1,420          1,399
   CMO, Interest Only, 8.50%, 4/1/22 **                       203             38
   REMIC, 5.00%, 8/25/22                                       11             11
   Principal Only, 10/25/21                                   142            141
                                                                     -----------
                                                                           8,830
                                                                     -----------
Total U.S. Government Mortgage-Backed Securities (Cost $65,717)           69,899
                                                                     -----------

ASSET-BACKED SECURITIES 5.6%

Bankboston Home Equity Loan Trust, 6.35%, 2/25/13             750            747
Citibank Credit Card Issuance Trust, 6.90%, 10/17/07          700            728
COMM 2000, 7.416%, 4/15/10                                    625            672
GE Capital Commercial Mortgage, 6.531%, 3/15/11               750            750
JP Morgan Chase, CMO
     6.26%, 3/15/33                                           625            609
     7.41%, 8/15/32                                           700            735
                                                                     -----------
Total Asset-Backed Securities (Cost $7,740)                                4,241
                                                                     -----------

U.S. GOVERNMENT OBLIGATIONS 0.8%

U.S. Treasury Obligations 0.8%
U.S. Treasury Notes, 5.75%, 8/15/10                           600            615
                                                                     -----------
Total U.S. Government Obligations (Cost $595)                                615
                                                                     -----------

SHORT-TERM INVESTMENTS 9.9%

Money Market Funds 9.9%
T. Rowe Price Reserve Investment Fund, 5.18% #              7,582          7,582
                                                                     -----------
Total Short-Term Investments (Cost $7,582)                                 7,582
                                                                     -----------

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities
107.9% of Net Assets (Cost $81,634)                               $      82,337


Futures Contracts
In thousands
                                       Contract  Unrealized
                          Expiration   Value     Gain (Loss)
                          ----------   --------  -----------
Long, 46 Five Year U.S.
 Treasury Note,
$42,000 of cash pledged
 as initial margin             6/01    $     46  $        (2)

Net payments (receipts)
 of variation margin to date                              --
                                                 -----------
Variation margin receivable
(payable) on open futures contracts                                          (2)

Other Assets Less Liabilities                                            (6,048)
                                                                  -------------

NET ASSETS                                                        $      76,287
                                                                  -------------
Net Assets Consist of:
Accumulated net investment income - net of distributions          $        (333)
Accumulated net realized gain/loss - net of distributions                  (961)
Net unrealized gain (loss)                                                  686

Paid-in-capital applicable to 7,898,817 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                       76,895
                                                                  -------------

NET ASSETS                                                        $      76,287
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $        9.66
                                                                  -------------



   ** For Interest Only securities, par amount represents notional principal on which the fund receives interest
    # Seven-day yield
  CMO Collateralized Mortgage Obligation
  GPM Graduated Payment Mortgage
REMIC Real Estate Mortgage Investment Conduit


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------
Unaudited


------------------------
STATEMENT OF  OPERATIONS
--------------------------------------------------------------------------------
In thousands                                      Cash Reserves            GNMA
                                                           Fund            Fund

                                                       6 Months        6 Months
                                                          Ended           Ended
                                                        4/30/01         4/30/01
Investment Income (Loss)
Interest income                                   $      81,405    $      2,407
Expenses
Investment management and administrative                  5,962             209
                                                  ------------------------------
Net investment income (loss)                             75,443           2,198
                                                  ------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                               120             372
   Futures                                                   --              46
                                                  ------------------------------
Net realized gain (loss)                                    120             418
Change in net unrealized gain or loss
   Securities                                                --           1,263
   Futures                                                   --              (1)
                                                  ------------------------------
Change in net unrealized gain or loss                        --           1,262
                                                  ------------------------------
Net realized and unrealized gain (loss)                     120           1,680
                                                  ------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $      75,563    $      3,878
                                                  ------------------------------





The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         4/30/01       10/31/00
 Increase (Decrease) in Net Assets
 Operations
   Net investment income (loss)                      $    75,443    $   151,137
   Net realized gain (loss)                                  120            (56)
   Increase (decrease) in net assets from
   operations                                             75,563        151,081
 Distributions to shareholders
   Net investment income                                 (75,443)      (151,137)
 Capital share transactions *
   Shares sold                                         2,223,302      3,992,677
   Distributions reinvested                               72,401        144,782
   Shares redeemed                                    (2,084,674)    (4,033,595)
   Increase (decrease) in net assets from capital
   share transactions                                    211,029        103,864

 Net Assets
 Increase (decrease) during period                       211,149        103,808
 Beginning of period                                   2,544,409      2,440,601

 End of period                                       $ 2,755,558    $ 2,544,409
                                                    ----------------------------

*Share information
   Shares sold                                         2,223,302      3,992,677
   Distributions reinvested                               72,401        144,782
   Shares redeemed                                    (2,084,674)    (4,033,595)
   Increase (decrease) in shares outstanding             211,029        103,864

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           4/30/01     10/31/00
 Increase (Decrease) in Net Assets
 Operations
   Net investment income (loss)                         $    2,198   $    3,983
   Net realized gain (loss)                                    418         (996)
   Change in net unrealized gain or loss                     1,262        1,059
                                                       -------------------------
   Increase (decrease) in net assets from operations         3,878        4,046
                                                       -------------------------
 Distributions to shareholders
   Net investment income                                    (2,198)      (3,983)
                                                       -------------------------
 Capital share transactions *
   Shares sold                                              18,548       20,931
   Distributions reinvested                                  1,587        2,748
   Shares redeemed                                          (8,413)     (24,700)
                                                       -------------------------
   Increase (decrease) in net assets from capital
   share transactions                                       11,722       (1,021)
                                                       -------------------------

 Net Assets
 Increase (decrease) during period                          13,402         (958)
 Beginning of period                                        62,885       63,843
                                                       -------------------------

 End of period                                          $   76,287   $   62,885
                                                       -------------------------

*Share information
   Shares sold                                               1,923        2,254
   Distributions reinvested                                    165          296
   Shares redeemed                                            (872)      (2,669)
                                                       -------------------------
   Increase (decrease) in shares outstanding                 1,216         (119)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Summit Cash Reserves Fund (the Cash Reserves Fund) and the Summit GNMA Fund (the GNMA Fund) are two portfolios established by the corporation and commenced operations on October 29, 1993. The Cash Reserves Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. The GNMA Fund seeks a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the GNMA Fund with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and Discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide -- Audits of Investment Companies (the guide), which will be adopted by the funds as of November 1, 2000. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the funds will adjust the cost of their debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the funds' net assets or results of operations.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Futures Contracts During the six months ended April 30, 2001, the GNMA Fund was a party to futures contracts, which provide for the future sale by one

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended April 30, 2001, were as follows:

--------------------------------------------------------------------------------
                                                                           GNMA
                                                                           Fund
U.S. government securities
   Purchases                                                        $39,302,000
   Sales                                                             32,263,000
Other securities
   Purchases                                                          2,872,000
   Sales                                                                642,000

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of October 31, 2000, the Cash Reserves Fund had $60,000 of capital loss carryforwards, of which $4,000 expires in 2007, and $56,000 expires in 2008. As of October 31, 2000, the GNMA Fund had $1,395,000 of capital loss carryforwards, of which $131,000 expires in 2003, $142,000 expires in 2004, and $1,122,000 thereafter through 2008. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At April 30, 2001, the costs of investments for the Cash Reserves and GNMA Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $2,730,698,000 and $81,634,000, respectively. For the Cash Reserves Fund, amortized cost is equivalent to value; and for the GNMA Fund, net unrealized gain aggregated $703,000 at period-end, of which $1,060,000 related to appreciated investments and $357,000 to depreciated investments.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between each fund and the manager provides for an all-inclusive annual fee, of which $1,094,000 and $51,000 were payable at April 30, 2001 by the Cash Reserves and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by each fund.

Additionally, the Cash Reserves Fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are allocated to each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum related expenses allocated to the Cash Reserves Fund are borne by Price Associates, pursuant to its all-inclusive fee agreement. At April 30, 2001, and for the six months then ended, Spectrum held no shares of the Cash Reserves Fund.

The GNMA Fund may invest in the T. Rowe Price Reserve Investment Fund and the
T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the GNMA Fund for the six months ended April 30, 2001, totaled $112,000, and is reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index Value
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Investment Checkup/SM/ offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

*The services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. The services involve costs.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001


[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.           C09-051 4/30/01